SHARE CAPITAL	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
SHARE CAPITAL
SHARE CAPITAL

Authorized share capital:
(in thousands of $ except per share amount)	2018	2017
200 million common shares of $0.05 par value	10,000	7,500

In September 2018, at our Annual General Meeting, the shareholders approved to increase our authorized share capital from $7,500,000 divided into 150,000,000 common shares of $0.05 par value to $10,000,000 divided into 200,000,000 common shares of $0.05 par value.

Issued and fully paid share capital:
(number of shares of $0.05 each)	2018	2017
Balance at start of year	142,197,697	105,965,192
Shares issued:
- equity offerings	—	16,372,505
- issue of consideration shares to Quintana	—	14,500,000
- issue of consideration shares to Hemen	2,000,000	5,300,000
- settlement of options	75,000	60,000
Balance at end of year	144,272,697	142,197,697

With reference to Note 15 and Note 27, and in relation to the 14 vessels acquired from Quintana and three vessels acquired from affiliates of Hemen in 2017, we issued, in the aggregate, 14,500,000 and 5,300,000 consideration shares, respectively. In 2018, we issued an additional 2,000,000 considerations shares in relation to delivery of one vessel delivered in January 2018.

In 2018, we issued in total 75,000 shares and received $0.3 million in proceeds respectively in relation to our 2016 share option plan.

In December 2017, we issued 60,000 shares and received $0.3 million in proceeds in relation to our 2016 share option plan.

In October 2017, we completed an equity offering raising gross proceeds of approximately $66 million through the issuance of 7,764,705 shares.

In March 2017, we completed an equity offering raising gross proceeds of approximately $60 million through the issuance of 8,607,800 shares.

As at December 31, 2018, 144,272,697 common shares were outstanding (December 31, 2017: 142,197,697 common shares).